Exhibit 99.1

NTN Buzztime Exploring Strategic Alternatives

CARLSBAD, Calif., December 7, 2018 – NTN Buzztime, Inc. (NYSE American: NTN) today announced that its board of directors is exploring and evaluating strategic alternatives focused on maximizing shareholder value, including, among other things, a potential acquisition of the company or its assets.

“While we continue to focus on executing against our business plan, our board of directors believes now is the right time to explore strategic alternatives that have the potential to position the business for long-term success. Our board of directors is committed to fully evaluating appropriate strategic alternatives while simultaneously supporting the company’s management and employees in their ongoing efforts to execute against our business plan,” said Jeff Berg, Chairman of NTN Buzztime.

D. A. Davidson & Co. is serving as the company’s financial advisor in connection with the strategic process.

The company’s board of directors has not set a timetable for the strategic process nor has it made any decisions relating to any strategic alternatives at this time, and no assurance can be given as to the outcome of the process. The company does not intend to disclose additional details regarding the strategic process unless and until further disclosure is appropriate or necessary.

Forward-looking Statements

NTN Buzztime cautions you that statements in this press release that are not a description of historical fact are forward-looking statements. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Examples of forward-looking statements in this press release include statements relating to potential strategic transactions for the company and/or its assets and the value such transactions may provide the company’s stockholders. Forward-looking statements should not be read as guarantees of future performance or results because they involve the company’s beliefs and assumptions based on currently available information and are subject to significant known and unknown risks and uncertainties that may cause actual performance and results to differ materially from expectations indicated by the forward-looking statements. Some factors that could cause actual performance or results to differ include, without limitation: that the company’s process for identifying and evaluating potential strategic transactions is ongoing and may not result in consummation of a strategic transaction; the potential for companies that express interest in a strategic transaction with the company to determine not to pursue a transaction or to offer terms that are not acceptable to the company’s board of directors or its stockholders; the risk that any strategic transaction that the company may consummate may offer limited value for its products and technology and may not enhance stockholder value or provide expected benefits; and other risks and uncertainties more fully described in the company’s press releases and its reports filed with the Securities and Exchange Commission . Please see NTN Buzztime’s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the company. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date when made and are based on information available to the company on the date hereof. Except as required by law, NTN Buzztime does not undertake to publicly update or revise any of its forward-looking statements to reflect events or circumstances arising after the date hereof.

About Buzztime:

Buzztime (NYSE American: NTN) delivers interactive entertainment and innovative technology, including performance analytics and secure payment with Europay, MasterCard® and Visa® (EMV) chip card readers or with near-field communication (NFC) technology to accept Apple, Android and Samsung Pay. Most frequently used in bars and restaurants in North America, the Buzztime tablets and technology offer engaging solutions to establishments that have guests who experience dwell time, such as casinos, senior living, and more. Casual dining venues license Buzztime’s customizable solution to differentiate themselves via competitive fun by offering guests trivia, card, sports and arcade games, customized menus and self-service dining features. Buzztime’s platform improves operating efficiencies, creates connections among the players and venues, and amplifies guests’ positive experiences. The Buzztime platform has also been recently resold and the content licensed for other businesses serving other markets. For more information, please visit http://www.buzztime.com or follow us on Facebook or Twitter @buzztime.

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